[LOGO] M F S(SM)                                              Semiannual Report
INVESTMENT MANAGEMENT                                             June 30, 1997

MFS(R) TOTAL RETURN SERIES
A Series of MFS(R) Variable Insurance Trust(SM)

[Graphic omitted]

MFS(R) TOTAL RETURN SERIES
A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)

TRUSTEES                               INVESTMENT ADVISER
A. Keith Brodkin*                      Massachusetts Financial Services Company
Chairman and President                 500 Boylston Street
                                       Boston, MA 02116-3741
Nelson J. Darling, Jr.
Trustee, Eastern Enterprises           DISTRIBUTOR
(diversified holding company)          MFS Fund Distributors, Inc.
                                       500 Boylston Street
William R. Gutow                       Boston, MA 02116-3741
Vice Chairman,
Capitol Entertainment Management       INVESTOR SERVICE
Company                                MFS Service Center, Inc.
(Blockbuster Video franchise)          P.O. Box 2281
                                       Boston, MA 02107-9906
PORTFOLIO MANAGER
David M. Calabro*                      For additional information,
Geoffrey L. Kurinsky*                  contact your financial adviser.
Judith N. Lamb*
Lisa B. Nurme*                         CUSTODIAN
Maura A. Shaughnessy*                  Investors Bank & Trust Company

TREASURER                              AUDITORS
W. Thomas London*                      Deloitte & Touche LLP

ASSISTANT TREASURERS                   WORLD WIDE WEB
Mark E. Bradley*                       www.mfs.com
Ellen Moynihan*
James O. Yost*                         [DALBAR   For the third year in a row,
                                       LOGO]     MFS earned a #1 ranking in the
SECRETARY                                    DALBAR, Inc. Broker/Dealer Survey,
Stephen E. Cavan*                      Main Office Operations Service Quality
                                       Category. The firm achieved a 3.48
ASSISTANT SECRETARY                    overall score on a scale of 1 to 4 in
James R. Bordewick, Jr.*               the 1996 survey. A total of 110 firms
                                       responded, offering input on the
                                       quality of service they received from
                                       29 mutual fund companies nationwide.
                                       The survey contained questions about
                                       service quality in 15 categories,
                                       including "knowledge of phone service
                                       contacts," "accuracy of transaction
                                       processing," and "overall ease of
                                       doing business with the firm."


*Affiliated with the Investment Adviser

Dear Contract Owner:
An unprecedented combination of generally positive factors has helped the U.S. economy enjoy a sustained period of relative stability and moderate growth in which thousands of new jobs have been created every month, inflation remains under control, and the investment climate -- at least until now -- has been favorable. For example, the increased use of technology and other productivity enhancements, as well as corporate restructuring and global competition, is improving companies' balance sheets and helping control inflation. Meanwhile, borrowing by corporations and governments continues to decline, while consumer confidence is increasing, although consumer debt levels are still uncomfortably high. While some lenders are beginning to tighten standards to address this problem, consumer debt and personal bankruptcies continue to rise. Because of this, plus slight declines in other indicators such as average hourly wages and the corporate purchasing-managers index, we do not expect the rapid pace of growth seen in the first quarter of 1997 to continue. While second-quarter growth has slowed dramatically, we do expect the second half of the year to pick up once again with real (inflation-adjusted) growth centering around 2 1/2%.

    We have been surprised by the strength of the U.S. equity market in the first half of 1997. Much of this is the result of continuing gains in corporate earnings. Even as the current recovery enters its seventh year, more and more U.S. companies have been exceeding MFS analysts' earnings estimates. In the first quarter of 1997, for example, two-thirds of all companies met or exceeded MFS analysts' expectations, a trend that could be an important indicator of the U.S. equity market's future direction. However, while the near-term outlook for profits is generally favorable, we believe equity valuations have risen to a point where a cautious investment approach seems warranted.

    In the fixed-income markets, we have been encouraged by the Federal Reserve Board's decision to not raise short-term interest rates at its July meeting. But we cannot rule out the possibility of future monetary tightening in the second half of the year if, as we now expect, the economy strengthens in the second half of 1997. Therefore, our risk/reward outlook for the fixed-income markets is neutral, and we believe that fixed-income investors should think in terms of earning the coupon income from their investments rather than seeking possible gains from price appreciation.

    Comments from the head of the MFS Total Return Series Team are presented on the next page. We appreciate your support and welcome any questions or comments you may have.

Respectfully,

/s/ A. Keith Brodkin
A. Keith Brodkin
Chairman and President

July 14, 1997

MFS TOTAL RETURN SERIES

For the six months ended June 30, 1997, the Series provided a total return of 11.38% (including the reinvestment of distributions). This compares to a 20.60% return for the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock total return performance, and to a 2.74% return for the Lehman Brothers Government Corporate Bond Index, an unmanaged, market-value-weighted index of U.S. Treasury and government-agency securities, excluding mortgage-backed securities.

    The pace of economic activity in the second quarter has slowed from the 5.9% annual rate posted in the first quarter of 1997. However, the U.S. economy remains firm, which should support corporate earnings growth. The rate of unemployment remains low, ending June at 5% and, while inflation has not been a problem in recent years, we are keeping a close eye out for any signs of an increase.

    We believe the continuing strength of the dollar should serve to dampen the U.S. economy in the near future. Conversely, we feel that the rise in the dollar's value over the past year should help improve the competitiveness of many foreign corporations, which could serve to accelerate foreign economies. Still, investors remain bullish on corporate America, and stock prices have risen throughout most of the period.

    Our allocations remain conservative. At the end of June, 58% of the portfolio was invested in stocks, preferred stocks, and convertible bonds. We generally consider a 60% stock weighting neutral and anything over 65% aggressive. We have been maintaining this conservative equity posture for some time because, in our view, equities are not cheap by historical standards. Specifically, the yield on the S&P 500 is under 2%, which is close to an all-time low.

    In selecting stocks for the Series, we prefer to own companies in which we anticipate stable earnings growth. We also like to pay a price for these securities (as measured by price-to-earnings ratios, dividend yields, and price-to-book ratios) that is below the average for the market. We have found these characteristics in the financial services and industrial goods and services sectors, both of which did well during the period. Both sectors have reported solid earnings, while consolidation activity continues to boost values of financial services stocks.

    We continue to be underweighted in the technology and the consumer nondurable goods sectors. While we feel there are many fine companies in both of these sectors, we do not think their valuations have been compelling in recent months.

    The performance of aerospace and defense stocks has been disappointing, in part because, after years of consolidation, the market is beginning to fear that the industry is in for a period of slow growth. However, we still find this sector attractive because we believe these companies can continue to produce solid earnings over the long term. Another disappointment came in the utility sector, where the pace of deregulation continues to pick up, bringing uncertainty and placing lower values on the sector.

    Looking ahead, we see a modest growth rate in the U.S. economy over the next 12 months. Over the near term, however, we believe the Federal Reserve Board will keep a close watch on wage inflation and general economic activity and may raise interest rates again should economic indicators suggest a stronger-than-expected economy.

    Our bond portfolio represents approximately 33% of the Series, with two-thirds in corporates and one-third in Treasuries. The duration, or interest-rate sensitivity, of the bond portfolio has been approximately 5.4 years over the period.

    Given where equity valuations are today, we feel comfortable with our asset allocation. However, should the stock market correct, we would be looking to buy additional stocks.

Respectfully,

/s/ David M. Calabro
David M. Calabro
(On behalf of the MFS Total Return Team)

PORTFOLIO MANAGERS' PROFILES

David M. Calabro, Vice President; Geoffrey L. Kurinsky, Senior Vice President; Judith N. Lamb, Vice President; Lisa B. Nurme, Vice President; and Maura A. Shaughnessy, Vice President, are the Series' portfolio managers. Mr. Calabro is the head of this portfolio management team and a manager of the common stock portion of the Series' portfolio. Mr. Calabro has been employed by MFS since 1992. Mr. Kurinsky, the manager of the Series' fixed-income securities, has been employed by MFS since 1987. Ms. Lamb, the manager of the Series' convertible securities, has been employed by MFS since 1992. Ms. Nurme, a manager of the common stock portion of the Series' portfolio, has been employed by MFS since 1987. Ms. Shaughnessy, also a manager of the common stock portion of the Series' portfolio, has been employed by MFS since 1991.

OBJECTIVES AND POLICIES

The Series' primary investment objective is to provide above-average income consistent with the prudent employment of capital. Its secondary objective is to provide a reasonable opportunity for growth of capital and income, since many securities offering a better-than-average yield may also possess growth potential.

Commencement of investment operations: January 3, 1995.

PERFORMANCE SUMMARY

The information below illustrates the performance of MFS Total Return Series.

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN AS OF JUNE 30, 1997

                                   6 Months       1 Year      Life of Series*
-------------------------------------------------------------------------------
Cumulative Total Return             +11.38%      +21.06%             +62.22%
-------------------------------------------------------------------------------
Average Annual Total Return            --        +21.06%             +21.44%
-------------------------------------------------------------------------------

* For the period from the commencement of the Series' investment operations, January 3, 1995, through June 30, 1997.

All results are historical and, therefore, are not an indication of future results. The investment return and principal value of an investment in the product will vary with changes in market conditions, and shares, when redeemed, may be worth more or less than their original cost.

Returns shown do not reflect the deduction of the mortality and expense risk charges and administration fees. Please refer to the annuity product's annual report for performance that reflects the deduction of the fees and charges imposed by insurance company separate accounts.

All results reflect any applicable expense subsidies and waivers, without which the performance results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.

PORTFOLIO OF INVESTMENTS - June 30, 1997

Bonds - 31.7%
-------------------------------------------------------------------------------
                                                Principal Amount
Issuer                                             (000 Omitted)          Value
--------------------------------------------------------------------------------
U.S. Bonds - 28.9%
  Aerospace - 0.1%
    Northrup Grumman Corp., 9.375s, 2024                $     20    $    21,949
-------------------------------------------------------------------------------
  Airlines - 0.6%
    Continental Airlines, Inc., 9.5s, 2001##            $     50    $    52,063
    Continental Airlines, Inc., 9.5s, 2013                    24         27,565
    Delta Airlines, Inc., 8.5s, 2002                         160        168,912
                                                                    -----------
                                                                    $   248,540
-------------------------------------------------------------------------------
  Banks and Credit Companies - 1.6%
    Beaver Valley II Funding Corp., 8.25s, 2003         $     80    $    80,944
    Beaver Valley II Funding Corp., 8.625s, 2007              30         30,666
    Capital One Bank Co., 6.97s, 2002                         25         24,649
    Capital One Financial Corp., 7.25s, 2003                  50         48,900
    MBNA Capital, 8.278s, 2026                               270        261,260
    Riggs National Corp., 8.5s, 2006                          20         20,800
    Washington Mutual Capital I, 8.375s, 2027                200        203,250
                                                                    -----------
                                                                    $   670,469
-------------------------------------------------------------------------------
  Business Machines
    International Business Machines Corp.,
      7.125s, 2096                                      $     20    $    18,847
-------------------------------------------------------------------------------
  Electronics - 1.0%
    Harman International Industries, 7.32s, 2007        $    420    $   420,000
-------------------------------------------------------------------------------
  Entertainment - 1.9%
    NWCG Holdings, Corp., 0s, 1999                      $     20    $    17,584
    Paramount Communications, 7.5s, 2002                     297        297,546
    Time Warner, Inc., 6.1s, 2001                            320        306,521
    Time Warner, Inc., 9.15s, 2023                           185        204,330
                                                                    -----------
                                                                    $   825,981
-------------------------------------------------------------------------------
  Financial Institutions - 0.5%
    Contifinancial Corp., 8.375s, 2003                  $     50    $    51,375
    HSBC Americas Capital Trust II, 8.38s, 2027##             20         20,175
    Lehman Brothers, Inc., 7.5s, 2026                         10         10,276
    Nationwide Mutual Insurance Co., 7.5s, 2024##             25         23,627
    Salton Sea Funding Corp., 7.84s, 2010                     25         24,960
    St. George Funding Co., 8.485s, 2049##                   100         99,990
                                                                    -----------
                                                                    $   230,403
-------------------------------------------------------------------------------
  Forest and Paper Products - 1.4%
    Boise Cascade Corp., 9.85s, 2002                    $     25    $    27,883
    Boise Cascade Corp., 7.43s, 2005                          50         50,221
    Georgia-Pacific Corp., 9.5s, 2022                        500        539,525
                                                                    -----------
                                                                    $   617,629
-------------------------------------------------------------------------------
  Insurance - 0.2%
    Conseco Finance Trust III, 8.796s, 2027             $     20    $    20,525
    NGC Corp. Capital Trust I, 8.316s, 2027##                 40         40,650
    Travelers Capital, 7.75s, 2036                            20         19,400
                                                                    -----------
                                                                    $    80,575
-------------------------------------------------------------------------------
  Medical and Health Technology and Services - 0.1%
    Tenet Healthcare Corp., 10.125s, 2005               $     20    $    21,850
    Tenet Healthcare Corp., 8s, 2005                          20         20,050
                                                                    -----------
                                                                    $    41,900
-------------------------------------------------------------------------------
  Mining
    Freeport McMoRan Corp., 7.5s, 2006                  $     14    $    13,899
-------------------------------------------------------------------------------
  Oils - 1.0%
    Chesapeake Energy Corp., 7.875s, 2004               $    200    $   194,000
    Clark Oil & Refining Corp., 10.5s, 2001                  120        123,600
    Enserch Exploration, Inc., 7.54s, 2009##                  20         19,666
    Oryx Energy Co., 8.375s, 2004                             50         52,375
    Transocean Offshore, 8s, 2027                             40         41,350
                                                                    -----------
                                                                    $   430,991
-------------------------------------------------------------------------------
  Railroads - 0.1%
    Norfolk Southern Corp., 7.8s, 2027                  $     12    $    12,325
    Norfolk Southern Corp., 7s, 2004                          20         20,298
                                                                    -----------
                                                                    $    32,623
-------------------------------------------------------------------------------
  Restaurants and Lodging
    Hilton Hotels Corp., 7.95s, 2007                    $     20    $    20,475
-------------------------------------------------------------------------------
  Special Products and Services - 0.4%
    Loewen Group International, Inc., 7.5s, 2001        $    155    $   153,644
-------------------------------------------------------------------------------
  Telecommunications - 1.1%
    360 Communications Co., 7.5s, 2006                  $     33    $    32,919
    Continental Cablevision, Inc., 11s, 2007                 250        281,112
    TCI Communications, 9.65s, 2027                           20         20,175
    Tele-Communications, Inc., 7.385s, 2001                  140        140,443
                                                                    -----------
                                                                    $   474,649
-------------------------------------------------------------------------------
  Transportation - 0.6%
    Federal Express Corp., 7.65s, 2014                  $    250    $   258,438
-------------------------------------------------------------------------------
  U.S. Government Guaranteed - 13.7%
    Government National Mortgage Association - 2.6%
      GNMA, 8s, 2017                                    $     92    $    96,138
      GNMA, 7.5s, 2026                                       402        404,526
      GNMA, 8.5s, 2026                                       487        506,988
      GNMA, REMIC, 8s, 2025                                  100        102,906
                                                                    -----------
                                                                    $ 1,110,558
-------------------------------------------------------------------------------
    U.S. Treasury Obligations - 11.1%
      U.S. Treasury Notes, 5.875s, 1998                 $    176    $   175,945
      U.S. Treasury Notes, 6s, 1998                          400        400,436
      U.S. Treasury Notes, 9.25s, 1998                        35         36,252
      U.S. Treasury Notes, 9.125s, 1999                       40         42,118
      U.S. Treasury Notes, 8.5s, 2000                        260        274,219
      U.S. Treasury Notes, 7.5s, 2001                        300        312,609
      U.S. Treasury Notes, 6.625s, 2002                    1,000      1,009,220
      U.S. Treasury Notes, 7.25s, 2004                        20         20,846
      U.S. Treasury Notes, 6.5s, 2006                         47         46,801
      U.S. Treasury Notes, 7s, 2006                           45         46,293
      U.S. Treasury Notes, 6.25s, 2007                     1,080      1,056,715
      U.S. Treasury Notes, 6.625s, 2007                       70         70,579
      U.S. Treasury Bonds, 9.875s, 2015                       30         39,450
      U.S. Treasury Bonds, 6.5s, 2026                        988        947,551
      U.S. Treasury Bonds, 6.625s, 2027                      280        273,963
                                                                    -----------
                                                                    $ 4,752,997
-------------------------------------------------------------------------------
Total U.S. Government Guaranteed                                    $ 5,863,555
-------------------------------------------------------------------------------
  Utilities - Electric - 3.6%
    Cleveland Electric Illuminating, 9.25s, 1999        $     50    $    52,183
    Cleveland Electric Illuminating, 9.375s, 2017             10         10,428
    Coastal Corp., 7.42s, 2037                               110        105,418
    Commonwealth Edison Co., 6.4s, 2005                      100         93,531
    Commonwealth Edison Co., 7.625s, 2007                     20         20,050
    Entergy Louisiana, 8s, 2017                              100        100,000
    First PV Funding Corp., 10.3s, 2014                       49         51,673
    Long Island Lighting Co., 9s, 2022                       350        383,257
    Long Island Lighting Co., 8.9s, 2019                      50         52,113
    Long Island Lighting Co., 9.625s, 2024                    25         25,625
    Midland Cogeneration Venture Corp., 10.33s, 2002          51         54,857
    Niagara Mohawk Power, 8.77s, 2018                        200        201,800
    North Atlantic Energy, 9s, 2002                          382        386,461
    Southern Co. Capital Trust I, 8.19s, 2037##               20         20,275
    Texas-New Mexico Power Co., 12.5s, 1999                   20         21,447
                                                                    -----------
                                                                    $ 1,579,118
-------------------------------------------------------------------------------
  Utilities - Gas - 1.0%
    California Energy Co., 0s, 2004                     $     15    $    16,128
    Tennessee Gas Pipeline, 7.625s, 2037                     400        397,500
                                                                    -----------
                                                                    $   413,628
-------------------------------------------------------------------------------
Total U.S. Bonds                                                    $12,417,313
-------------------------------------------------------------------------------
Foreign Bonds - 2.8%
  Argentina - 0.5%
    Hidroelectrica Alicura, 8.375s, 1999
      (Utilities - Electric)##                          $    200    $   202,250
-------------------------------------------------------------------------------
  Canada
    Gulf Canada Resources Ltd., 8.25s, 2017
      (Utilities - Gas)                                 $     10    $     9,925
-------------------------------------------------------------------------------
  Chile
    Empresa Nacional de Electricidad S.A.,
      7.325s, 2037 (Utilities - Electric)               $     20    $    20,057
-------------------------------------------------------------------------------
  Indonesia - 0.6%
    PT Indah Kiat Pulp & Paper, 8.875s, 2000
      (Forest & Paper Products)##                       $    120    $   120,000
    PT Polysindo Eka Perkasa, 13s, 2001 (Chemicals)          100        113,375
                                                                    -----------
                                                                    $   233,375
-------------------------------------------------------------------------------
  Korea - 1.1%
    Korea Development Bank, 9.6s, 2000 (Banks
      and Credit Companies)                             $    382    $   414,939
    Korea Development Bank, 6.75s, 2005 (Banks
      and Credit Companies)                                   20         19,378
    Korea Electric Power, 7s, 2007 (Utilities
      - Electric)                                             20         19,608
                                                                    -----------
                                                                    $   453,925
-------------------------------------------------------------------------------
  Mexico - 0.3%
    Banco Comercial S.A., 8.25s, 2007 (Banks
      and Credit Companies)                             $    100    $   100,050
    United Mexican States, 9.875s, 2007 (Government)          20         21,100
                                                                    -----------
                                                                    $   121,150
-------------------------------------------------------------------------------
  Netherlands - 0.3%
    APP International Finance, 10.25s, 2000
      (Financial Institutions)                          $    120    $   124,200
-------------------------------------------------------------------------------
  Panama
    Republic of Panama, 7.875s, 2002 (Government)##     $     20    $    19,950
-------------------------------------------------------------------------------
  Qatar
    Ras Laffan Liquefied Natural Gas, 8.294s,
      2014 (Utilities - Gas)##                          $     20    $    20,900
-------------------------------------------------------------------------------
  Thailand
    Total Access Communications, 8.375s, 2006
      (Telecommunications)##                            $     20    $    19,638
-------------------------------------------------------------------------------
Total Foreign Bonds                                                 $ 1,225,370
-------------------------------------------------------------------------------
Total Bonds (Identified Cost, $14,850,185)                          $13,642,683
-------------------------------------------------------------------------------
Convertible Bonds - 0.3%
-------------------------------------------------------------------------------
  Daimler Benz, 0s, 2017 (Automotive)##                 $    120    $    54,900
  Diamond Offshore Drilling, 3.75s, 2007 (Oil
    Services)                                                 60         68,700
-------------------------------------------------------------------------------
Total Convertible Bonds (Identified Cost, $109,278)                 $   123,600
-------------------------------------------------------------------------------
Stocks - 54.6%
-------------------------------------------------------------------------------
                                                          Shares
-------------------------------------------------------------------------------
U.S. Stocks - 48.6%
  Aerospace - 3.1%
    Allied Signal, Inc.                                    5,280    $   443,520
    General Dynamics Corp.                                 2,600        195,000
    Lockheed-Martin Corp.                                    700         72,494
    Raytheon Co.                                           4,450        226,950
    United Technologies Corp.                              4,980        413,340
                                                                    -----------
                                                                    $ 1,351,304
-------------------------------------------------------------------------------
  Apparel and Textiles - 0.4%
    VF Corp.                                               2,130    $   180,517
-------------------------------------------------------------------------------
  Automotive - 1.0%
    Dana Corp.                                             4,510    $   171,380
    Ford Motor Co.                                         6,800        256,700
    General Motors Corp.                                     350         19,490
                                                                    -----------
                                                                    $   447,570
-------------------------------------------------------------------------------
  Banks and Credit Companies - 6.3%
    Bank of New York, Inc.                                 6,060    $   263,610
    BankBoston Corp.                                       1,350         97,284
    BB&T Corp.                                             4,050        182,250
    Chase Manhattan Corp.                                  2,662        258,380
    Crestar Financial Corp.                                1,000         38,875
    Fleet/Norstar Financial Group, Inc.                    5,150        325,737
    National City Corp.                                    7,100        372,750
    NationsBank Corp.                                      5,980        385,710
    Northern Trust Co.                                     4,800        232,200
    Norwest Corp.                                          5,800        326,250
    PNC Bank Corp.                                         5,400        224,775
                                                                    -----------
                                                                    $ 2,707,821
-------------------------------------------------------------------------------
  Business Machines - 1.1%
    Digital Equipment Corp.*                               3,400    $   120,487
    International Business Machines Corp.                  3,920        353,535
                                                                    -----------
                                                                    $   474,022
-------------------------------------------------------------------------------
U.S. Stocks - continued
  Cellular Phones - 0.2%
    Telephone & Data Systems, Inc.                         2,300    $    87,256
-------------------------------------------------------------------------------
  Chemicals - 1.9%
    Air Products & Chemicals, Inc.                         1,900    $   154,375
    Dexter Corp.                                           3,700        118,400
    Dow Chemical Co.                                         580         50,532
    du Pont (E.I.) de Nemours & Co.                        4,240        266,590
    Nalco Chemical Co.                                     1,900         73,387
    Rohm & Haas Co.                                        1,200        108,075
    Witco Corp.                                            1,180         44,766
                                                                    -----------
                                                                    $   816,125
-------------------------------------------------------------------------------
  Computer Software - Systems - 0.1%
    Lear Corp.                                             1,300    $    57,687
-------------------------------------------------------------------------------
  Conglomerates - 0.9%
    Eastern Enterprises                                    1,400    $    48,562
    Goodrich (B.F.) Co.                                    7,650        331,340
                                                                    -----------
                                                                    $   379,902
-------------------------------------------------------------------------------
  Consumer Goods and Services - 2.6%
    Colgate-Palmolive Co.                                  1,800    $   117,450
    Fortune Brands, Inc.                                   1,030         38,431
    Hertz Corp.                                            3,000        108,000
    Philip Morris Cos., Inc.                              10,330        458,393
    Rubbermaid, Inc.                                       4,810        143,097
    Service Corp. International                            2,657         87,348
    Tyco International Ltd.                                2,500        173,906
                                                                    -----------
                                                                    $ 1,126,625
-------------------------------------------------------------------------------
  Electrical Equipment - 1.8%
    Cooper Industries, Inc.                                4,500    $   223,875
    General Electric Co.                                   7,400        483,775
    Honeywell, Inc.                                        1,010         76,633
    NCR Corp.                                                  1             22
                                                                    -----------
                                                                    $   784,305
-------------------------------------------------------------------------------
  Financial Institutions - 2.6%
    American Express Co.                                   4,690    $   349,405
    Edwards (A.G.) Inc.                                    5,200        222,300
    Federal Home Loan Mortgage Corp.                       4,240        145,750
    Federal National Mortgage Assn.                        6,000        261,750
    Franklin Resources, Inc.                               2,150        156,009
                                                                    -----------
                                                                    $ 1,135,214
-------------------------------------------------------------------------------
  Food and Beverage Products - 0.8%
    Anheuser-Busch (Cos.), Inc.                              200    $     8,387
    Dimon, Inc.                                              800         21,200
    General Mills, Inc.                                    1,350         87,918
    McCormick & Co., Inc.                                  1,600         40,400
    PepsiCo, Inc.                                          4,700        176,543
                                                                    -----------
                                                                    $   334,448
-------------------------------------------------------------------------------
  Forest and Paper Products - 0.7%
    Weyerhaeuser Co.                                       5,600    $   291,200
-------------------------------------------------------------------------------
  Insurance - 4.7%
    Allstate Corp.                                         2,100    $   153,300
    Chubb Corp.                                            4,800        321,000
    Cigna Corp.                                            2,500        443,750
    Lincoln National Corp.                                 2,000        128,750
    Nationwide Financial Services                          4,400        116,875
    Provident Companies                                    2,900        155,150
    St. Paul Cos., Inc.                                    2,790        212,737
    Torchmark Corp.                                        3,200        228,000
    Travelers, Inc.                                        3,866        243,800
                                                                    -----------
                                                                    $ 2,003,362
-------------------------------------------------------------------------------
  Machinery - 0.9%
    Deere & Co., Inc.                                      6,300    $   345,712
    York International Corp.                                 580         26,680
                                                                    -----------
                                                                    $   372,392
-------------------------------------------------------------------------------
  Medical and Health Products - 2.2%
    American Home Products Corp.                           4,140    $   316,710
    Baxter International, Inc.                               980         51,205
    Bristol-Myers Squibb Co.                               6,400        518,400
    Rhone-Poulenc Rorer, Inc.                                600         54,525
                                                                    -----------
                                                                    $   940,840
-------------------------------------------------------------------------------
  Medical and Health Technology and Services - 0.5%
    Columbia HCA Healthcare                                1,000    $    39,312
    United Healthcare Corp.                                3,300        171,600
                                                                    -----------
                                                                    $   210,912
-------------------------------------------------------------------------------
  Metals and Minerals - 0.6%
    Aluminum Companies of America                          2,850    $   214,818
    Phelps Dodge Corp.                                       300         25,556
                                                                    -----------
                                                                    $   240,374
-------------------------------------------------------------------------------
  Oils - 4.4%
    Amoco Corp.                                            1,490    $   129,536
    Atlantic Richfield Co.                                 2,820        198,810
    Chevron Corp.                                          2,700        199,631
    Exxon Corp.                                            6,800        418,200
    Mobil Corp.                                            2,260        157,917
    Occidental Petroleum Corp.                             5,400        135,337
    Sun, Inc.                                                270          8,370
    Texaco, Inc.                                           3,400        369,750
    Ultramar Corp.                                           500         16,312
    Union Pacific Resources Group                          2,100         52,237
    USX-Marathon Group                                     6,700        193,462
                                                                    -----------
                                                                    $ 1,879,562
-------------------------------------------------------------------------------
  Photographic Products - 0.7%
    Eastman Kodak Co.                                      4,030    $   309,302
-------------------------------------------------------------------------------
  Pollution Control - 1.4%
    Browning-Ferris Industries, Inc.                       8,600    $   285,950
    Waste Management, Inc.                                 9,200        295,550
                                                                    -----------
                                                                    $   581,500
-------------------------------------------------------------------------------
  Railroad - 1.3%
    Burlington Northern-Sante Fe                           1,770    $   159,078
    Illinois Central Corp.                                 5,850        204,384
    Norfolk Southern Corp.                                 1,800        181,350
                                                                    -----------
                                                                    $   544,812
-------------------------------------------------------------------------------
  Real Estate Investment Trusts - 0.9%
    Arden Realty Group, Inc.                               2,000    $    52,000
    Boston Properties                                      3,900        107,250
    Hospitality Properties Trust                           2,500         76,562
    Meditrust Corp.                                        1,500         59,812
    Trinet Corp. Realty Trust                              2,800         92,575
                                                                    -----------
                                                                    $   388,199
-------------------------------------------------------------------------------
  Special Products and Services
    Stanley Works                                            500    $    20,000
-------------------------------------------------------------------------------
  Stores - 1.5%
    May Department Stores Co.                                950    $    44,887
    Penney (++++++++J.C.), Inc.                            2,500        130,468
    Rite-Aid Corp.                                         7,400        369,075
    Sears, Roebuck & Co.                                   1,800         96,750
                                                                    -----------
                                                                    $   641,180
-------------------------------------------------------------------------------
  Utilities - Electric - 2.2%
    Carolina Power & Light Co.                             2,900    $   104,037
    CMS Energy Corp.                                       2,000         70,500
    DPL, Inc.                                                600         14,775
    Duke Power Co.                                         4,073        195,257
    FPL Group, Inc.                                        3,800        175,037
    GPU, Inc.                                              2,700         96,862
    PacifiCorp                                             1,700         37,400
    Pinnacle West Capital Corp.                            5,500        165,343
    Portland General Corp.                                 1,400         55,562
    Public Service Co.                                       300         12,450
    Texas Utilities Co.                                      950         32,715
                                                                    -----------
                                                                    $   959,938
-------------------------------------------------------------------------------
  Utilities - Gas - 1.1%
    Coastal Corp.                                          5,230    $   278,170
    Pacific Enterprises                                      500         16,812
    UGI Corp.                                              2,400         53,100
    Williams Cos., Inc.                                    3,300        144,375
                                                                    -----------
                                                                    $   492,457
-------------------------------------------------------------------------------
  Utilities - Telephone - 2.7%
    BellSouth Corp.                                        4,600    $   213,325
    GTE Corp.                                              7,950        348,806
    MCI Communications Corp.                               2,900        111,015
    SBC Communications                                     2,872        177,710
    Sprint Corp.                                           6,300        331,537
                                                                    -----------
                                                                    $ 1,182,393
-------------------------------------------------------------------------------
Total U.S. Stocks                                                   $20,941,219
-------------------------------------------------------------------------------
Foreign Stocks - 6.0%
  Canada
    Canadian National Railway Co. (Railroad)                 500    $    21,875
-------------------------------------------------------------------------------
  Germany - 0.5%
    Henkel KGaA (Chemicals)                                3,500    $   197,241
-------------------------------------------------------------------------------
  Italy - 0.3%
    ENI S.p.A., ADR (Oils)                                 2,100    $   119,438
-------------------------------------------------------------------------------
  Netherlands - 1.2%
    Akzo Nobel N.V. (Chemicals)                            1,500    $   205,938
    Royal Dutch Petroleum Co. (Oils)                       5,680        308,850
                                                                    -----------
                                                                    $   514,788
-------------------------------------------------------------------------------
  Spain - 0.3%
    Repsol S.A., ADR (Oils)                                3,200    $   135,800
-------------------------------------------------------------------------------
  Sweden
    Volvo AB, ADR (Automotive)                               590    $    15,782
-------------------------------------------------------------------------------
  Switzerland - 0.6%
    Novartis AG (Medical and Health Products)                158    $   252,956
-------------------------------------------------------------------------------
  United Kingdom - 3.1%
    British Petroleum PLC, ADR (Oils)                      7,168    $   536,704
    Gallaher Group PLC, ADR (Consumer Goods
      and Services)                                        1,030         18,990
    Grand Metropolitan PLC (Food and Beverage
      Products)                                           28,800        277,044
    SmithKline Beecham PLC, ADR (Medical and
      Health Products)                                     5,280        483,780
                                                                    -----------
                                                                    $ 1,316,518
-------------------------------------------------------------------------------
Total Foreign Stocks                                                $ 2,574,398
-------------------------------------------------------------------------------
Total Stocks (Identified Cost, $18,429,596)                         $23,515,617
-------------------------------------------------------------------------------
Convertible Preferred Stocks - 1.3%
-------------------------------------------------------------------------------
  American Radio Systems Co., 7%
    (Entertainment)##                                        300    $    16,800
  Case Corp., $4.50 (Agricultural Products)                  700        112,437
  Enron Corp., 6.25% (Utilities - Gas)                     2,300         43,987
  Finova Finance Trust, 5.5% (Financial Institutions)        600         34,500
  Host Marriott Financial, 6.75% (Restaurants
    and Lodging)##                                         2,300        134,263
  Loral Space & Communications, 6% (Aerospace)##             900         45,000
  McKesson Financing Trust, 5% (Bank and
    Credit Companies)##                                    2,000        123,750
  Timet Capital Trust, 6.625% (Metals and Minerals)##        700         37,326
  Unocal Corp., 6.25% (Oils)##                                 1             23
-------------------------------------------------------------------------------
Total Convertible Preferred Stocks (Identified Cost, $690,921)      $   548,086
-------------------------------------------------------------------------------
Short-Term Obligations - 13.3%
-------------------------------------------------------------------------------
                                                Principal Amount
                                                   (000 Omitted)
-------------------------------------------------------------------------------
  Federal Home Loan Bank, due 8/14/97                   $  2,000    $ 1,986,450
  Federal National Mortgage Assn.,
    due 7/09/97 - 7/30/97                                  3,750      3,737,669
-------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                     $ 5,724,119
-------------------------------------------------------------------------------
Total Investments (Identified Cost, $39,804,099)                    $43,554,105
Other Assets, Less Liabilities - (1.2)%                                (527,539)
-------------------------------------------------------------------------------
Net Assets - 100.0%                                                 $43,026,566
-------------------------------------------------------------------------------

 * Non-income producing security.
## SEC Rule 144A restriction.

See notes to financial statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
--------------------------------------------------------------------------------
June 30, 1997
------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $39,804,099)           $43,554,105
  Cash                                                                16,756
  Receivable for Series shares sold                                  340,771
  Receivable for investments sold                                    216,020
  Interest and dividends receivable                                  267,110
  Deferred organization expenses                                       4,942
  Other assets                                                         1,597
                                                                 -----------
      Total assets                                               $44,401,301
                                                                 -----------
Liabilities:
  Payable for Series shares reacquired                           $   157,599
  Payable for investments purchased                                1,210,873
  Payable to affiliate for management fee                              2,634
  Accrued expenses and other liabilities                               3,629
                                                                 -----------
      Total liabilities                                          $ 1,374,735
                                                                 -----------
Net assets                                                       $43,026,566
                                                                 ===========
Net assets consist of:
  Paid-in capital                                                $38,541,104
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                   3,749,989
  Accumulated undistributed net realized gain on investments
    and foreign currency transactions                                238,979
  Accumulated undistributed net investment income                    496,494
                                                                 -----------
      Total                                                      $43,026,566
                                                                 ===========
Shares of beneficial interest outstanding                         2,817,952
                                                                  =========
Net asset value per share
  (net assets of $43,026,566 / 2,817,952 shares of beneficial
  interest outstanding)                                            $15.27
                                                                   ======
See notes to financial statements

Statement of Operations
-------------------------------------------------------------------------------
Six Months Ended June 30, 1997
-------------------------------------------------------------------------------
Net investment income:
  Income -
    Interest                                                         $  437,811
    Dividends                                                           205,735
    Foreign taxes withheld                                               (1,853)
                                                                     ----------
      Total investment income                                        $  641,693
                                                                     ----------
  Expenses -
    Management fee                                                   $  109,190
    Trustees' compensation                                                1,017
    Shareholder servicing agent fee                                       4,222
    Administrative fee                                                    1,613
    Amortization of organization expenses                                   593
    Miscellaneous                                                           120
                                                                     ----------
      Total expenses                                                 $  116,755
    Preliminary reimbursement of expenses to investment adviser          28,670
                                                                     ----------
      Net expenses                                                   $  145,425
                                                                     ----------
        Net investment income                                        $  496,268
                                                                     ----------
Realized and unrealized gain (loss) on investments:
  Realized gain (identified cost basis) -
    Investment transactions                                          $  233,844
    Foreign currency transactions                                            67
                                                                     ----------
        Net realized gain on investment and foreign currency
          transactions                                               $  233,911
                                                                     ----------
  Change in unrealized appreciation (depreciation) -
    Investments                                                      $2,676,048
    Translation of assets and liabilities in foreign currencies              (9)
                                                                     ----------
        Net unrealized gain on investment and foreign currency
          translation                                                $2,676,039
                                                                     ----------
          Net realized and unrealized gain on investments and
            foreign currency                                         $2,909,950
                                                                     ----------
            Increase in net assets from operations                   $3,406,218
                                                                     ==========
See notes to financial statements

FINANCIAL STATEMENTS - continued

Statements of Changes in Net Assets
------------------------------------------------------------------------------------------------
                                                        Six Months Ended              Year Ended
                                                           June 30, 1997       December 31, 1996
------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                     $   496,268             $   289,998
  Net realized gain on investments and foreign
    currency transactions                                       233,911                 125,166
  Net unrealized gain on investments and foreign
    currency transactions                                     2,676,039                 823,206
                                                            -----------             -----------
    Increase in net assets from operations                  $ 3,406,218             $ 1,238,370
                                                            -----------             -----------
Distributions declared to shareholders -
  From net investment income
                                                            $ --                    $  (287,177)
  From net realized gain on investments and
    foreign currency transactions                             --                       (124,941)
                                                            -----------             -----------
    Total distributions declared to shareholders            $ --                    $  (412,118)
                                                            -----------             -----------
Series share (principal) transactions -
  Net proceeds from sale of shares                          $21,997,038             $17,739,649
  Net asset value of shares issued to shareholders
    in reinvestment of distributions                          --                        412,118
  Cost of shares reacquired                                  (1,626,462)             (2,525,317)
                                                            -----------             -----------
    Increase in net assets from Series share
      transactions                                          $20,370,576             $15,626,450
                                                            -----------             -----------
      Total increase in net assets                          $23,776,794             $16,452,702
Net assets:
  At beginning of period                                     19,249,772               2,797,070
                                                            -----------             -----------

  At end of period (including accumulated
    undistributed net
    investment income of $496,494 and $226,
    respectively)                                           $43,026,566             $19,249,772
                                                            ===========             ===========

See notes to financial statements

FINANCIAL STATEMENTS - continued

Financial Highlights
----------------------------------------------------------------------------------------------------------------------------------
                                                         Six Months Ended                  Year Ended                 Period Ended
                                                            June 30, 1997           December 31, 1996           December 31, 1995*
----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                              $13.71                      $12.25                       $10.00
                                                                   ------                      ------                       ------
Income from investment operations# -
  Net investment income(S)                                         $ 0.24                      $ 0.46                       $ 0.41
  Net realized and unrealized gain on investments and
    foreign currency transactions                                    1.32                        1.30                         2.32
                                                                   ------                      ------                       ------
      Total from investment operations                             $ 1.56                      $ 1.76                       $ 2.73
                                                                   ------                      ------                       ------

Less distributions declared to shareholders -
  From net investment income                                       $

                                                                     --                        $(0.21)                      $(0.25)
  From net realized gain on investments and foreign
    currency transactions                                            --                         (0.09)                       (0.23)
                                                                   ------                      ------                       ------
      Total distributions declared to shareholders                 $ --                        $(0.30)                      $(0.48)
                                                                   ------                      ------                       ------
Net asset value - end of period                                    $15.27                      $13.71                       $12.25
                                                                   ======                      ======                       ======
Total return                                                       11.38%++                    14.37%                       27.34%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses                                                          1.00%+                      1.00%                        1.00%+
  Net investment income                                             3.39%+                      3.59%                        3.83%+
Portfolio turnover                                                    52%                         76%                          16%
Average commission rate###                                        $0.0524                     $0.0485                         --
Net assets at end of period (000 omitted)                         $43,027                     $19,250                       $2,797

     *For the period from the commencement of the Series' investment operations, January 3, 1995, through December 31, 1995.
     +Annualized.
    ++Not annualized.
     #Per share data are based on average shares outstanding.
   ###Average commission rate is calculated for funds with fiscal years beginning on or after September 1, 1995.
(S)The Adviser voluntarily agreed to maintain the expenses of the Series at not more than 1.00% of average daily net assets. To the extent actual expenses were over/under these limitations, the net investment income per share and the ratios would have been:

  Net investment income                                            $ 0.26                      $ 0.32                       $ 0.22
  Ratios (to average net assets):
    Expenses                                                        0.80%+                      2.10%                        2.49%+
    Net investment income                                           3.59%+                      2.49%                        2.09%+

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS
(1) Business and Organization
MFS Total Return Series (the Series) is a diversified series of MFS(R) Variable Insurance Trust (the Trust) which is comprised of the following 12 series:
MFS(R) Bond Series, MFS(R) Emerging Growth Series, MFS(R) Growth with Income Series, MFS(R) High Income Series, MFS(R) Limited Maturity Series, MFS(R) Money Market Series, MFS(R) Research Series, MFS(R) Strategic Fixed Income Series, MFS Total Return Series, MFS(R) Utilities Series, MFS(R) Value Series, and MFS(R) World Governments Series. The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The shareholders of each Series of the Trust are separate accounts of insurance companies which offer variable annuity and/or life insurance products. As of June 30, 1997, there were 24 shareholders in the Series.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by the Series in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of Series operations.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividend income is recorded on the ex-dividend date for dividends received in cash. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Series' custody fee is calculated as a percentage of the Series' average daily net assets. This fee is reduced according to an expense offset arrangement with State Street Bank, the dividend disbursing agent, which provides for partial reimbursement of custody fees based on a formula developed to measure the value of cash deposited by the Series with the custodian and with the dividend disbursing agent. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Series files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Series' tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV. Distributions to shareholders are recorded on the ex-dividend date. The Series distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

(3) Transactions with Affiliates
Investment Adviser - The Series has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services and general office facilities. The management fee is computed daily and paid monthly at an effective annual rate of 0.75% of average daily net assets. Under a temporary expense limitation agreement with MFS, MFS has voluntarily agreed to pay all of the Series' operating expenses, exclusive of management fees. The Series in turn will pay MFS an expense reimbursement fee not greater than 0.25% of average daily net assets. To the extent that the expense reimbursement fee exceeds the Series' actual expenses, the excess will be applied to amounts paid by MFS in prior years. At June 30, 1997, the aggregate unreimbursed expenses owed to MFS by the Series amounted to $84,143 after net reimbursement in the current period.

Administrator - Effective March 1, 1997, the Series has an administrative services agreement with MFS to provide the Series with certain financial, legal and other administrative services. As a partial reimbursement for the cost of providing these services, the Series pays MFS an administrative fee up to 0.015% per annum of the Series average daily net assets, provided that the administrative fee is not assessed on Series assets that exceed $3 billion.

The Series pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Series, all of whom receive remuneration for their services to the Series from MFS. Certain officers and Trustees of the Series are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the series' average daily net assets at an effective annual rate of up to 0.035%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                         Purchases        Sales
-------------------------------------------------------------------------------
U.S. government securities                             $10,618,305   $8,532,745
                                                       ===========   ==========
Investments (non-U.S. government securities)           $20,056,550   $4,759,056
                                                       ===========   ==========

The cost and unrealized appreciation or depreciation in value of the investments owned by the Series, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                      $39,804,099
                                                                    ===========
Gross unrealized appreciation                                       $ 3,838,982
Gross unrealized depreciation                                           (88,976)
                                                                    -----------
  Net unrealized appreciation                                       $ 3,750,006
                                                                    ===========

(5) Shares of Beneficial Interest
The Series' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Series shares were as follows:

                                    Period Ended June 30, 1997      Year Ended December 31, 1996
                                    --------------------------      ----------------------------
                                       Shares          Amount           Shares          Amount
----------------------------------------------------------------------------------------------
Shares sold                         1,525,901    $ 21,997,038        1,341,544    $ 17,739,649
Shares issued to shareholders in
  reinvestment of distributions          --              --             29,841         412,118
Shares reacquired                    (112,477)     (1,626,462)        (195,111)     (2,525,317)
                                    ---------    ------------        ---------    ------------
    Net increase                    1,413,424    $ 20,370,576        1,176,274    $ 15,626,450
                                    =========    ============        =========    ============

(6) Line of Credit
The Series and other affiliated funds participate in a $400 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Series shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Series for the period ended June 30, 1997, was $58.

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Variable Insurance Trust and Shareholders of MFS Total Return Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Total Return Series (the Series) (one of the series constituting the MFS Variable Insurance Trust) as of June 30, 1997, the related statement of operations for the six months then ended, the statements of changes in net assets for the six months then ended and for the year ended December 31, 1996, and financial highlights for the six months then ended, the year ended December 31, 1996, and the period from January 3, 1995 (the commencement of investment operations) to December 31, 1995. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at June 30, 1997 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Total Return Series at June 30, 1997, the results of its operations, the changes in its net assets, and its financial highlights for the respective periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
August 1, 1997



                ---------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

(C)1997 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741

                                                                   VTR-3 8/97 4M